                                                                   Exhibit 99.23

                                         COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2005-A8

                              RMBS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[996,774,000] (APPROXIMATE)

                                  MLMI 2005-A8
                       MORTGAGE PASS-THROUGH CERTIFICATES

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                 MASTER SERVICER

                               NOVEMBER [1], 2005

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2005-A8

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

DEAL NAME: MLMI 2005-A8

DETAILED COLLATERAL INFO

                                                                   % OF
                           # OF                                   GROUP
                          LOANS       BALANCE      AVG. BALANCE  BALANCE   WAC   WALA  WARM  FICO
                          -----  ----------------  ------------  -------  -----  ----  ----  ----
Aggregate                 5,184  1,012,984,581.46    195,405.98   100.00  6.286    3    345   717

CURRENT BALANCE
<$50k                        41      1,543,428.35     37,644.59     0.15  6.772    3    357   708
50-75k                      389     25,246,687.36     64,901.51     2.49  6.245    3    296   722
75.01-100k                  598     52,982,616.30     88,599.69     5.23  6.177    3    321   725
100.01-200K               2,273    332,263,252.72    146,178.29    32.80  6.247    3    339   722
200.01-300K               1,089    262,352,071.92    240,910.99    25.90  6.222    3    348   718
300.01-400K                 437    150,962,761.05    345,452.54    14.90  6.322    3    354   709
400.01-500K                 213     95,897,469.06    450,222.86     9.47  6.436    3    355   707
500.01-1,000,000            138     84,342,366.87    611,176.57     8.33  6.474    3    355   707
1,000,000.01 - 1,250,000      3      3,477,927.83  1,159,309.28     0.34  6.129    3    357   740
1,250,000.01 - 1,500,000      3      3,916,000.00  1,305,333.33     0.39  6.412    2    358   745
1,500,000.01 +

FICO
NA
<600
601-619
620-639                      50     14,012,878.59    280,257.57     1.38  6.503    3    355   633
640-659                     197     57,779,322.75    293,296.05     5.70  6.547    3    357   651
660 - 679                   308     72,662,050.50    235,915.75     7.17  6.663    3    355   669
680-699                   1,248    232,257,042.56    186,103.40    22.93  6.355    3    345   689
700-719                   1,028    197,322,285.40    191,947.75    19.48  6.285    3    344   710
720+                      2,353    438,951,001.66    186,549.51    43.33  6.146    3    341   754

LTV
80                        1,289    305,147,551.64    236,732.00    30.12  6.453    3    356   711
80.01-85                    332     59,227,904.89    178,397.30     5.85  6.141    3    341   721
85.01-90                  1,098    197,887,575.14    180,225.48    19.54  6.350    3    343   717
90.01-95                     25      5,747,515.02    229,900.60     0.57  6.756    3    350   710
95.01-100
100.01+

                                                % OF    % OF   % SINGLE
                                                FULL  PRIMARY  FAMILY &  % OF IO  % SILENT
                           OLTV   CLTV   DTI    DOC    OWNER      PUD     LOANS     2NDS
                          -----  -----  -----  -----  -------  --------  -------  --------
Aggregate                 76.92  81.42  35.87  49.52    74.40    81.45     57.55    32.77

CURRENT BALANCE
<$50k                     74.71  85.12  30.81  23.21    17.80    65.12     60.51    51.05
50-75k                    67.54  70.75  32.02  70.07    64.41    85.01     20.35    20.86
75.01-100k                73.08  75.85  33.01  69.59    70.31    86.90     25.30    19.18
100.01-200K               76.64  80.10  35.32  62.44    71.55    84.37     42.28    25.18
200.01-300K               77.15  81.37  36.28  51.14    75.47    82.32     58.62    30.95
300.01-400K               78.69  84.09  37.50  39.01    75.70    76.23     74.92    38.50
400.01-500K               78.29  84.55  36.39  26.92    72.64    68.87     82.88    46.69
500.01-1,000,000          77.64  84.58  36.71  22.61    86.29    85.03     83.59    49.58
1,000,000.01 - 1,250,000  77.13  84.05  30.50     --   100.00   100.00     65.56    65.56
1,250,000.01 - 1,500,000  80.00  90.00  34.58  32.18   100.00   100.00    100.00   100.00
1,500,000.01 +

FICO
NA
<600
601-619
620-639                   76.19  80.95  34.27  29.78    94.85    79.94    89.64     44.91
640-659                   76.26  82.53  35.65  12.22    80.86    78.91    84.27     53.65
660 - 679                 77.03  85.60  35.26  13.01    59.03    74.09    87.88     66.30
680-699                   77.95  81.02  36.79  58.71    80.46    84.14    50.79     21.74
700-719                   78.05  82.55  36.35  51.72    77.26    81.45    50.60     29.44
720+                      75.95  80.31  35.34  55.25    70.94    81.61    54.70     31.43

LTV
80                        80.00  89.14  34.90  21.79    55.47    74.67    83.27     70.08
80.01-85                  83.42  83.53  38.28  80.28    93.98    90.42    30.21      0.90
85.01-90                  89.11  89.14  38.15  77.91    94.87    92.12    37.01      0.30
90.01-95                  94.82  94.82  39.50   4.34   100.00    76.82    78.38        --
95.01-100
100.01+

Purchase                  1,557  345,031,789.20  221,600.38  34.06  6.493  3  357  721
2-4 family                  436  109,430,400.68  250,987.16  10.80  6.539  3  352  714
Investment & 2nd home     1,447  259,344,869.79  179,229.35  25.60  6.585  3  354  722

CA                          733  219,999,372.02  300,135.57  21.72  6.216  3  351  712
NY                          271   70,181,117.90  258,970.91   6.93  6.218  3  340  720
MA                          141   38,264,999.40  271,382.97   3.78  6.314  3  348  712
GA                          136   18,810,963.17  138,315.91   1.86  6.499  3  342  720

Full Doc                  2,965  501,602,697.67  169,174.60  49.52  6.083  3  335  723
Stated Doc                1,877  441,618,403.60  235,278.85  43.60  6.490  3  355  708
Lite Doc                    216   37,267,359.31  172,534.07   3.68  6.260  3  331  720

IO                        2,453  583,014,140.19  237,673.93  57.55  6.412  3  356  713
2nd lien
Loans w/ silent 2nds      1,458  332,004,084.42  227,711.99  32.77  6.532  3  357  713

DTI:
LT 40                     3,577  691,888,368.61  193,427.00  68.30  6.328  3  346  717
40.01 - 45                  716  148,754,138.94  207,757.18  14.68  6.251  3  342  713
45.01 - 50                  745  143,322,535.95  192,379.24  14.15  6.163  3  340  720
50.01+                      146   29,019,537.96  198,763.96   2.86  6.068  3  343  719

Purchase                  79.55  89.61  34.55   18.13  46.64  72.02   85.75   74.05
2-4 family                75.31  79.57  35.88   29.32  48.62     --   64.91   36.68
Investment & 2nd home     77.91  84.84  33.64   25.98     --  64.61   78.29   59.41

CA                        74.00  79.55  36.55   37.64  75.69  81.80   77.91   39.06
NY                        73.23  76.12  38.27   53.18  87.57  68.41   45.42   23.60
MA                        74.55  79.58  37.45   39.55  73.03  50.27   49.04   36.00
GA                        82.81  87.80  35.89   60.97  69.01  91.04   58.85   34.29

Full Doc                  76.33  78.24  36.77  100.00  86.57  88.27   36.82   13.20
Stated Doc                77.70  85.55  34.83      --  57.97  73.51   81.79   58.75
Lite Doc                  76.98  77.88  36.09      --  89.91  80.14   31.87    4.39

IO                        78.17  85.09  35.27   31.68  65.17  77.60  100.00   50.67
2nd lien
Loans w/ silent 2nds      78.60  92.35  34.82   19.94  53.59  75.02   88.98  100.00

DTI:
LT 40                     76.47  81.85  31.38   42.00  68.27  79.76   63.97   40.00
40.01 - 45                77.81  82.06  42.08   55.88  80.54  83.23   54.89   28.74
45.01 - 50                77.93  79.17  47.19   72.58  93.45  86.67   35.43    7.39
50.01+                    77.89  79.15  50.04   82.12  94.87  86.63   27.46    6.68

NON-IO

Doc Stat = full
Occ Stat = owner occupied

                      < 70        >= 70 / < 80    >= 80 / < 90   >= 90 / < 100   >= 100
                 -------------   -------------   -------------   -------------   ------
< 550
>= 550 / < 570
>= 570 / < 590
>= 590 / < 610
>= 610 / < 630              --              --      235,156.26              --
>= 630 / < 650      305,056.62      673,751.84              --              --
>= 650 / < 670              --      544,786.47      238,001.28              --
>= 670 / < 690   11,317,457.00    9,750,306.74   16,594,243.88    9,100,718.54
>= 690 / < 710   13,668,768.28   15,744,058.31   21,897,336.98    9,676,790.02
>= 710 / < 730   16,117,535.29   10,288,934.04   26,273,694.99   12,384,340.24
>= 730           42,547,493.59   28,066,985.74   38,275,397.33   12,025,904.49

Doc Stat = not full
Occ Stat = owner occupied

                     < 70       >= 70 / < 80    >= 80 / < 90   >= 90 / < 100   >= 100
                 ------------   -------------   ------------   -------------   ------
< 550
>= 550 / < 570
>= 570 / < 590
>= 590 / < 610
>= 610 / < 630     204,970.58             --              --             --
>= 630 / < 650   1,378,848.77     942,212.02    2,331,914.58             --
>= 650 / < 670     749,278.02   1,994,395.76    2,158,820.49      91,688.37
>= 670 / < 690   3,415,059.05   1,280,690.66    4,674,877.85   2,402,276.70
>= 690 / < 710   4,359,540.21   2,593,102.49    8,612,465.79   3,478,343.60
>= 710 / < 730   4,048,868.00   2,984,782.50    6,490,858.93   2,182,015.66
>= 730           6,225,437.18   5,118,572.26    7,932,164.75   2,283,133.33

Doc Stat = full
Occ Stat = not owner occupied

                     < 70       >= 70 / < 80   >= 80 / < 90   >= 90 / < 100   >= 100
                 ------------   ------------   ------------   -------------   ------
< 550
>= 550 / < 570
>= 570 / < 590
>= 590 / < 610
>= 610 / < 630     132,967.02             --             --             --
>= 630 / < 650             --     137,749.80     101,406.69             --
>= 650 / < 670      66,488.72             --             --             --
>= 670 / < 690     873,950.20     636,489.08     726,707.36     250,657.82
>= 690 / < 710   1,302,496.99   1,026,670.83   2,274,493.18     462,091.33
>= 710 / < 730     382,971.56     994,366.15   1,312,105.29     549,176.49
>= 730           2,633,171.23   3,887,299.37   2,620,115.75     821,711.00

Doc Stat = not full
Occ Stat = not owner occupied

                     < 70       >= 70 / < 80   >= 80 / < 90   >= 90 / < 100   >= 100
                 ------------   ------------   ------------   -------------   ------
< 550
>= 550 / < 570
>= 570 / < 590
>= 590 / < 610
>= 610 / < 630
>= 630 / < 650             --     131,803.45     327,433.59             --
>= 650 / < 670     461,508.87     960,219.77   1,064,957.20             --
>= 670 / < 690     538,546.84   1,680,834.43   3,874,973.82     429,916.23
>= 690 / < 710     456,119.78   1,425,668.86   4,305,691.13     465,793.45
>= 710 / < 730   1,566,970.72   1,866,181.35   3,749,503.13     429,943.41
>= 730           1,535,655.34   4,664,261.81   4,226,314.29     954,022.46

IO

Doc Stat = full
Occ Stat = owner occupied

                      < 70        >= 70 / < 80    >= 80 / < 90   >= 90 / < 100   >= 100
                 -------------   -------------   -------------   -------------   ------
< 550
>= 550 / < 570
>= 570 / < 590
>= 590 / < 610
>= 610 / < 630              --      854,999.97    1,587,962.97              --
>= 630 / < 650      530,500.00      836,244.36    2,407,231.59              --
>= 650 / < 670      456,958.38    1,668,745.41    3,237,174.53              --
>= 670 / < 690    2,822,438.08    6,846,978.13    9,560,067.25    8,559,392.65
>= 690 / < 710    4,338,498.09    6,656,384.14   13,143,144.85    6,148,425.55
>= 710 / < 730    3,361,141.60    3,754,361.90   10,704,697.57    3,940,011.58
>= 730           11,323,885.72   10,158,610.73   18,308,972.83    7,302,611.29

Doc Stat = not full
Occ Stat = owner occupied

                     < 70        >= 70 / < 80    >= 80 / < 90   >= 90 / < 100   >= 100
                 ------------   -------------   -------------   -------------   ------
< 550
>= 550 / < 570
>= 570 / < 590
>= 590 / < 610
>= 610 / < 630             --              --      600,000.00              --
>= 630 / < 650   3,037,150.00    8,192,324.00   10,007,082.72      845,966.07
>= 650 / < 670   6,093,660.83   11,439,924.73   21,128,143.84      683,999.99
>= 670 / < 690   3,287,410.07    7,686,506.39   20,208,631.26    3,345,668.49
>= 690 / < 710   4,337,500.06   13,557,616.17   24,037,287.52    3,892,449.97
>= 710 / < 730   3,441,422.03    8,312,796.98   16,301,897.61    4,650,768.65
>= 730           8,540,558.01   19,360,997.01   34,399,928.04    4,079,546.58

Doc Stat = full
Occ Stat = not owner occupied

                    < 70      >= 70 / < 80    >= 80 / < 90   >= 90 / < 100   >= 100
                 ----------   ------------   -------------   -------------   ------
< 550
>= 550 / < 570
>= 570 / < 590
>= 590 / < 610
>= 610 / < 630           --             --       54,400.00             --
>= 630 / < 650    30,500.00      39,200.00              --             --
>= 650 / < 670    70,000.00     608,000.00    1,697,919.99             --
>= 670 / < 690   460,000.00   1,597,078.24    2,442,975.43             --
>= 690 / < 710           --   1,920,172.69    4,644,077.31      43,200.00
>= 710 / < 730   833,999.23   2,500,510.36    3,620,420.60             --
>= 730           565,305.16   9,809,536.52   14,907,659.18     328,500.00

Doc Stat = not full
Occ Stat = not owner occupied

                    < 70         >= 70 / < 80   >= 80 / < 90    >= 90 / < 100   >= 100
                 ------------   -------------   ------------    -------------   ------
< 550
>= 550 / < 570
>= 570 / < 590
>= 590 / < 610
>= 610 / < 630
>= 630 / < 650     174,299.99       72,300.00    1,545,200.00              --
>= 650 / < 670   1,657,708.92    5,256,872.64   11,186,100.41              --
>= 670 / < 690   1,515,449.97    9,300,886.10   15,118,860.90      185,398.50
>= 690 / < 710   2,569,967.90    9,247,895.77   12,930,085.91              --
>= 710 / < 730   1,654,799.98   10,677,056.55   13,662,105.40       77,400.00
>= 730           2,684,944.73   19,146,653.64   36,921,678.31    1,276,343.67